Exhibit 99.1

Behringer Harvard Opportunity REIT I, Inc. 2011 Third Quarter Update Chase Park Plaza in St. Louis, MO

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for capital expenditures; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt financings as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; impairment charges; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Quarterly Report in Form 10-Q for the quarter ended June 30, 2011 and our Annual Report on Form 10-K for the year ended December 31, 2010, each as filed with the Securities and Exchange Commission.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

Agenda Economic Overview Noteworthy Events Financial Review Debt Maturities Asset Updates Estimated Valuation Process Conclusion Questions Regency Center in Houston, TX

Economic Overview Recovery uncertain: Positive but sluggish Positive GDP growth for 9 consecutive quarters Private sector job growth 1.5 million YTD through October, but unemployment remains elevated at 8.6% With 83% of companies reporting, corporate profits are up 16% year-over-year Continued retreat of debt capital following apparent recovery from trough Return to risk-averse real estate investing and a refocusing on core investing Favorable when selling core assets, e.g. Hitachi and Voss Detrimental when selling non-core assets, e.g. Frisco Square, Royal Island and Cordillera Expectations and fear of uncertainty European sovereign debt issue continues Significantly affects solvency of larger banks Central European Portfolio

Noteworthy Events

- Completed sale of Crossroads in San Diego
- Under contract on Regency Center in Houston
- Chase Park Plaza:
  - Refinanced maturing acquisition and development loan with new debt
  - Total of 11 condos sold year-to-date
  - Chase-related debt has declined 31% to $59.0 million as of November 30, from $85.2 million at year-end 2010
  - Continue NOI growth and position for sale in 2013
- Started work to complete infrastructure at Rio Salado
- Frisco Square
  - Despite capital market challenges, in October achieved 90+% occupancy rates simultaneously for office, retail and multifamily
- Should complete sale of GrandMarc at Westberry Place student housing project this week



Chase Park Plaza, St. Louis, MO

BEHRINGER HARVARD
OPPORTUNITY REIT I, INC.

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© 2011 Behringer Harvard

Fund level cash As of Sept. 30, 2011, Opportunity REIT I had an unrestricted consolidated cash balance of $11.1 million Short-term demands for funds Tenant improvements and leasing commissions Property operating deficits at The Lodge and Spa at Cordillera and debt service on land loan at Frisco Square Debt service (including potential loan pay downs) General & Administrative expenses Impairments Rio Salado - $6.2 million Frisco Square - $5.1 million Regency Center - $1.5 million Financial Review Santa Clara Tech Center in Santa Clara, CA

Schedule of Debt Maturities Through Q3 2012 (As of December 6, 2011; dollars in millions) Debt Maturities Property Current Loan Amount Maturity Date Current Status Frisco Square (land) $14.3 1/28/12 Negotiating extension Frisco Square (operating properties) $30.5 1/28/12 Negotiating extension Central Europe $32.9 1/31/12 – 7 /31/12 Working with various lenders on extensions Senior Credit Facility (secured by Regency, Bowen, Northpoint and Las Colinas Commons) $48.3 2/13/12 Regency under contract ; refinancing Northpoint, Bowen and Las Colinas Commons Bent Tree Green $6.5 5/19/12 Two 1-year options Frisco Square (theatre) $4.8 7/28/12 One 1-year option Tanglewood at Voss $39.1 8/20/12 Will market for sale in Q1 2012 Total $176.4

Northpoint Central 93% leased in Q3 vs. 90% leased in Q2 due to several tenant expansions Houston economy continues to improve from strength in energy, healthcare and Port of Houston Houston leads major US cities in jobs recovered (92%) from negative impact of recession* Announcement of Exxon relocation from Northpoint’s submarket impacted investor interest in the property Northpoint Central—Houston, Texas Northpoint Central in Houston, TX * Greater Houston Partnership’s “The Economy at a Glance,” Volume 20, Number 11, November 2011; U.S. Bureau of Labor Statistics

Bent Tree Green 70% leased in Q3 vs. 65% in Q2 due to new net leasing Dallas economy rebounding – recouped 72% of jobs lost in the recession ranking it 3rd among major US cities.* Tenant demand steadily improving during Q2 and Q3. BTG short-listed for 7,000 sf prospect with several others showing interest. Bent Tree Green—Dallas, Texas Bent Tree Green in Dallas, TX * Greater Houston Partnership’s “The Economy at a Glance”, Volume 20, Number 11, November 2011; U.S. Bureau of Labor Statistics

Tanglewood at Voss NOI year-to-date has exceeded budget by approximately 5% Strengthening demand has led to higher rental rates and lower concessions Occupancy at 93% in Q3 Plan to market for sale in Q1 2012 due to strong investor demand Tanglewood at Voss—Houston, Texas Tanglewood at Voss, Houston, TX

Estimated Valuation Process Process well underway Variety of methodologies used: ARGUS valuation software Third party appraisals Discounted cash flow analysis Brokers’ opinions of value Board of Directors retained Robert A. Stanger & Co. to provide an independent opinion of valuation Expect to announce estimated valuation by the end of December Anticipate a material decline in estimated valuation Economy and capital market issues have significantly impacted development properties Royal Island Frisco Square Lodge & Spa at Cordillera Rio Salado Euro zone issues have impacted Central Europe portfolio

SOLD
12600 Whitewater


SOLD
GrandMarc at the Corner


SOLD
2603 Augusta


UNDER
CONTRACT
GrandMarc at Westberry Place


SOLD
Crossroads


UNDER
CONTRACT
Regency Center


MARKETING
TWO BLDGS
Santa Clara Tech Center


MARKETING
Frisco Square


Chase Park Plaza Hotel


Las Colinas Commons


Northpoint Central


Northborough Tower


Rio Salado Business Center


5000 South Bowen


Bent Tree Green


Central European Portfolio


Royal Island


Alexan Black Mountain


The Lodge & Spa at Cordillera


Becket House


Tanglewood at Voss

The properties depicted are or were part of the investment portfolio of Behringer Harvard Opportunity REIT I, Inc.

BEHRINGERHARVARD
OPPORTUNITY REIT I, INC.

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© 2011 Behringer Harvard

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com